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                   Warrant for Purchase Of Common Stock

                                    of

                          Magnavision Corporation

                         (A Delaware Corporation)


         This Warrant may not be sold, transferred, pledged or hypothecated unless a registration statement under the Securities Act of 1933 is in effect with respect thereto or the Corporation has received an opinion of counsel, satisfactory to it, to the effect that such registration is not required.


         This certifies that (the "Holder"), for value received and subject to the provisions hereinafter set forth, shall be entitled to purchase from Magnavision Corporation (the "Corporation"), shares of common stock of the Corporation, par value of $.004 per share, at a purchase price of $1.00 per share. The Corporation hereby represents and warrants that its capitalization is as set forth in the letter agreement attached to this Warrant as Exhibit "A". In connection therewith, the obligations of the Corporation to issue additional warrants to purchase shares of its common stock and to issue additional shares of its common stock to various, current and former officers, directors, employees and consultants have been disclosed to the Holder. The number and shares of common stock and any other securities or other property to be issued or delivered to the Holder in accordance with the provisions of Section 5 hereof shall be collectively referred to herein as "Common Stock". This Warrant is one of a series of warrants issued at or about the date hereof each at an exercise price per share as set forth above.

         1. Exercise. This Warrant may be exercised during the five (5) year period commencing the date hereof and expiring as set forth in Section 8(c) (the "Exercise Period") at any time by the Holder as to the number of whole shares of Common Stock covered hereby, upon surrender of this Warrant with the subscription form, attached hereto, duly executed, and accompanied by such additional documents as may be requested by the Corporation, at the office of the Corporation accompanied by payment, in cash or by certified or official bank check payable to the order of the Corporation, in the amount of the purchase price hereinabove set forth for the shares of Common Stock so purchased.

         2. Delivery of Securities. As soon as practicable after the exercise of this Warrant in whole, the Corporation, at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder (upon payment by the Holder of any applicable transfer taxes), a certificate or certificates for the number of full shares of Common Stock to which the Holder is entitled upon such exercise.

         3. Transferability. This Warrant may be exercised only by the Holder and it may not be transferred except with the written consent of the Corporation.

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         4. Covenants and Investment Representations of the Holder. In order to induce the Corporation to issue the Warrant, the Holder hereby represents, warrants and covenants that prior to agreeing to acquire the Warrant, the Holder has requested, received and fully reviewed, to the extent the Holder deemed appropriate, any documents which the Holder deemed relevant to his investment decision and has availed himself of full access to the Corporation and all information relating to the Corporation that the Holder requested or deemed appropriate. Neither the Warrant represented by this certificate nor the shares issuable upon the exercise hereof have been registered under the Securities Act of l933 (the "Act"). In addition, the Holder (i) acknowledges to the Corporation that (A) the Warrant and the shares of Common Stock being acquired pursuant to the exercise of this Warrant will not be registered under the Act and will be issued in reliance upon the exemption afforded by Section 4(2) thereof for transactions by an issuer not involving any public offering, (B) such shares must be held indefinitely unless a subsequent disposition thereof is registered under the Act or is exempt from such registration and (C) the certificates representing such shares will bear a legend to such effect as set forth below, and (ii) represents to the Corporation that (A) such shares are being acquired for investment and without any present view toward distribution thereof to any other person, (B) the Holder will not sell or otherwise dispose of such shares except in compliance with the registration requirements or exemption provisions under the Act and the rules and regulations promulgated thereunder, (C) the Holder directly, or through business and financial advisors, has such knowledge and experience in financial and business matters and is capable of evaluating the risks and merits of an investment in the Corporation represented by such shares and (D) the Holder is able to bear the economic risks of such an investment and is either an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Act or a person who, because of his current or prior employment by or relationship with the Corporation or its senior management, has access to all material information and Corporation personnel necessary to make an investment decision. Whenever the restrictions described in (i) above shall terminate as to any shares of Common Stock, the holder thereof shall be entitled to receive from the Corporation, without expense, new securities of like tenor not bearing a restrictive legend. Neither the Warrant nor the shares issuable upon its exercise may be made subject to a security interest, pledged, hypothecated, or otherwise transferred without an effective registration statement for such Warrant or shares under the Act or the Corporation shall have received an opinion of counsel in form and content reasonably acceptable to it that registration is not required under the Act. Any shares issued upon the exercise of this Warrant shall bear the following legend:

         "The shares represented by this Certificate have not been registered under the Securities Act of l933. These shares have been acquired for investment and not with a view to distribution or resale, and may not be made subject to a security interest, pledged, hypothecated, or otherwise transferred without an effective registration statement for such shares under the Securities Act of l933 or an opinion of counsel in form and content reasonably acceptable to the Corporation that registration is not required under such Act."


It shall be a condition of exercise that the Holder give such representations and warranties as the Corporation shall deem necessary to assure that the exercise of this Warrant does not involve any violation of the Act.


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         5. Adjustments. In the event that the Corporation shall, at any time prior to the expiration date of this Warrant and prior to the exercise thereof:
(i) declare or pay to the holders of its Common Stock a dividend payable in any kind of shares of stock of the Corporation; or (ii) change or divide or otherwise reclassify its Common Stock into the same or a different number of shares with or without par value, or into shares of any class or classes; or
(iii) consolidate or merge with, or transfer its property as an entirety or substantially as an entirety to, any other corporation; or (iv) make any distribution of its assets to holders of its Common Stock as a liquidation or partial liquidation dividend; then, upon the subsequent exercise of this Warrant, the holder thereof shall receive for the purchase price, in addition to or in substitution for the shares of Common Stock to which he would otherwise be entitled upon such exercise, such additional shares of stock or scrip of the Corporation, or such reclassified shares of stock of the Corporation, or such shares or the securities or property resulting from such consolidation or merger or transfer, or such assets of the Corporation, which he would have been entitled to receive had he exercised this Warrant prior to the happening of any of the foregoing events or, at the discretion of the Board of Directors, the Board shall make such alternate provisions as in the judgment of the Board shall be fair and reasonable including, without limitation, an adjustment in the exercise price of this Warrant which, in the judgment of the Board would, as nearly as may be practicable, preserve the economic position of the Holder. The Corporation will use its best efforts to mail to the Holder a notice at least 5 days prior to the date or expected date of any dividend or distribution or the date or expected date on which any such reclassification, consolidation, merger, transfer of property, partial liquidation or liquidation is to take place describing the material terms and conditions of any such transaction.

         6. Notices. All notices and other communications from the Corporation to the Holder shall be mailed by first class registered or certified mail, postage prepaid, to such address as may be furnished to the Corporation in writing by the Holder, or, until an address is furnished, to and at the address of the last holder of this Warrant who has so furnished an address to the Corporation.

         7. Reservation of Common Stock. The Corporation will at all times reserve and keep available, solely for issuance and delivery upon exercise of this Warrant, all shares of Common Stock from time to time issuable upon the exercise of this Warrant at the time outstanding. All shares of Common Stock issuable upon exercise of the Warrant shall be duly authorized, and when issued and paid for in full, validly issued, fully paid and non-assessable with no liability on the part of the Holder thereof.
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         8. Miscellaneous. (a) This Warrant does not confer upon the Holder any right whatsoever as a stockholder of the Corporation.

         (b) Upon the exercise of this Warrant the subscription form attached hereto must be duly executed and the accompanying instructions for registration of stock completed.

         (c)  This Warrant shall be void unless exercised prior
to               , 2000.

         (d) This document may not be altered or amended except by a writing duly executed by the party against whom such alteration or amendment is sought to be enforced.

         (e) The provisions of this Warrant shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, that the Holder may not assign or otherwise transfer any of his rights or obligations under this Warrant without the written consent of the Corporation.

         (f) This Warrant shall be construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely therein.

         Witness the facsimile seal of the Corporation and the signature of its duly authorized officer.

Dated:                , 1995


                                    MAGNAVISION CORPORATION


                                    By: ______________________________
                                        Nicholas Mastrorilli, Sr.,
                                        President
Accepted

________________________________


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                             Subscription Form

         (To Be Executed if Owner Desires to Exercise the Warrant)



                         TO:  Magnavision Corporation
                              The Wedgwood Building
                              1725 Highway 35 -- Suite B
                              Wall, New Jersey 07719


         The undersigned hereby exercises, according to the terms and conditions thereof, the right to purchase shares of common stock of Magnavision Corporation evidenced by the within Warrant Certificate, and herewith makes payment of the purchase price in full. Kindly issue all shares to the undersigned and deliver them to the undersigned at the address stated below. If such number of shares shall not be all of the shares purchasable under the within Warrant Certificate, please issue a new Warrant Certificate of like tenor for the balance of the remaining shares purchasable hereunder to be delivered to the undersigned at the address stated below.


                                     Name      __________________________

                                     Address   __________________________

                                     Signature __________________________



Dated